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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                JANUARY 19, 2007

                             _____________________

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                       000-28027               90-0093439
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                         2 S. UNIVERSITY DR., SUITE 220
                              PLANTATION, FL 33324
          (Address of principal executive offices, including zip code)

                                 (954) 473-0850
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 19, 2007, Bryce Knight resigned as Vice President, Chief Financial Officer, Treasurer and Secretary of Global Beverage Solutions, Inc. for personal reasons.













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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLOBAL BEVERAGE SOLUTIONS, INC.

                                       By:/s/ Jerry Pearring
                                          ------------------------------------
                                          Jerry Pearring
                                          President and Chief Executive Officer

Date:  September 6, 2007




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